AMENDMENT TO CREDIT AGREEMENT


                  THIS AMENDMENT is entered into as of June 30, 1997 by and between FUNCO, INC., a Minnesota corporation (the "Borrower"), and MARQUETTE CAPITAL BANK, N.A., formerly known as Marquette Capital Bank (the "Bank"). In consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the Borrower and the Bank agree as follows:

         1. The Credit Agreement dated June 20, 1995, by and between the Borrower and the Bank, as amended by an Amendment to Credit Agreement dated February 5, 1996 and by an Amendment to Credit Agreement and Security Agreement dated June 30, 1996 (the "Credit Agreement"), is amended as follows:

                  a. The definitions of Borrowing Base, Borrowing Base Certificate, and Eligible Inventory in Section 1.01 of the Credit Agreement are deleted.

                  b. Section 2.01 of the Credit Agreement is amended to read as follows:

                           Section 2.01 Advances. Subject to the provisions of
                  this Agreement, the Bank shall make Advances to the Borrower from time to time during the period from the date hereof to June 30, 1998, or the earlier date of termination of the Line of Credit pursuant to Section 6.02, in an aggregate amount not exceeding at any time outstanding $10,000,000.00 during the period from September 15, 1997 through December 15, 1997, and in an aggregate amount not exceeding at any time outstanding $3,000,000.00 at all other times (the "Line of Credit"). Each Advance shall be in the amount of $10,000.00 or an integral multiple thereof. Within the limits of the Line of Credit, the Borrower may borrow, prepay, and reborrow under this Section
                  2.01. During the period from December 29, 1997 through March 29, 1998 the Borrower shall cause the aggregate outstanding amount of Advances to be zero for 45 consecutive days.

                  c. Section 2.03 of the Credit Agreement is amended to read as follows:

                           Section 2.03 Revolving Note. The obligation to repay
                  the Advances and to pay interest and other charges, fees and expenses thereon is evidenced by the Borrower's $10,000,000.00 Amended and Restated Promissory Note dated June 30, 1997 in favor of the Bank (together with any amendments, extensions, renewals and replacements thereof, called the "Revolving Note").

                  d. The Section number of the Section of the Credit Agreement entitled Letters of Credit is changed to Section 2.08. All references to June 30, 1997 are changed to June 30, 1998 in such Section 2.08.

                  e. Section 5.01(d) of the Credit Agreement is deleted.

                  f. Section 5.15 of the Credit Agreement is amended to read as follows:

                           Section 5.15 Capital Expenditures. The Borrower shall
                  not permit the aggregate amount of Capital Expenditures of the Borrower and the Subsidiaries in the Borrower's fiscal year ending March 30, 1997 to exceed $2,000,000.00. The Borrower shall not permit the aggregate amount of Capital Expenditures of the Borrower and the Subsidiaries in the Borrower's fiscal year ending March 29, 1998 to exceed $6,000,000.00.

                  g. Section 5.16 of the Credit Agreement is amended to read as follows:

                           Section 5.16 Consolidated Tangible Net Worth. The
                  Borrower shall not permit the Consolidated Tangible Net Worth of the Borrower and the Subsidiaries to be less than (a) $22,000,000.00 at any time during the period from June 30, 1997 through March 28, 1998; or (b) $28,000,000.00 at any time during the period after March 28, 1998.

                  h. Section 5.17 of the Credit Agreement is amended to read as follows:

                           Section 5.17 Consolidated Current Ratio. The Borrower
                  shall not permit the ratio of Consolidated Current Assets to Consolidated Current Liabilities of the Borrower and the Subsidiaries to be less than: (a) 2.00 to 1 at any time during the period from June 30, 1997 through August 24, 1997; or (b)
                  1.75 to 1 at any time during the period from August 25, 1997 through November 23, 1997; or (c) 2.00 to 1 at any time during the period from November 24, 1997 through March 28, 1998; or
                  (d) 3.00 to 1 at any time after March 28, 1998.

                  i. Section 5.18 of the Credit Agreement is amended to read as follows:

                           Section 5.18 Consolidated EBITDA. The Borrower shall
                  not at any time permit the consolidated earnings before interest, taxes, depreciation and amortization expense of the Borrower and the Subsidiaries in any period of 12 consecutive fiscal months of the Borrower designated below to be less than the amount set forth below for such period:

                  12-Fiscal Month Period Ending:         Minimum Amount
                  ------------------------------         --------------

                      From 6/30/97 through 3/28/98       $ 6,000,000.00
                      After 3/28/98                      $10,000,000.00

                  j. The following Section 5.19 is added to Article V of the Credit Agreement:

                           Section 5.19 New Stores. In the Borrower's fiscal
                  year ending March 29, 1998, the Borrower shall not permit the number of new stores opened by the Borrower minus the number of stores closed by the Borrower to exceed 65.

                  k. Section 6.02 of the Credit Agreement is amended to read as follows:

                           Section 6.02 Rights and Remedies. Upon the
                  commencement of any proceeding under any bankruptcy law by or against the Borrower, the Line of Credit shall automatically terminate, and all principal, interest, and other charges, fees and expenses under the Revolving Note and this Agreement automatically shall become immediately due and payable in full, all without any declaration, presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower. In addition, upon the occurrence of an Event of Default or at any time thereafter until such Event of Default is cured to the written satisfaction of the Bank, the Bank may exercise any and all of the following rights and remedies:

                           (a) The Bank may, by notice to the Borrower, declare
                  the Line of Credit to be terminated, whereupon the same shall terminate.

                           (b) The Bank may declare all principal, interest and
                  other charges, fees and expenses under the Revolving Note and this Agreement to be immediately due and payable in full, whereupon the same shall become immediately due and payable in full, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

                           (c) The Bank may, without notice to the Borrower or
                  any other person, apply any and all money owing by the Bank to the Borrower to the payment of principal, interest and other charges, fees and expenses under the Revolving Note and this Agreement.

                           (d) The Bank may exercise and enforce its rights and
                  remedies under the Security Agreement, the other writings contemplated hereby, the Uniform Commercial Code and any other applicable law.

                  In addition, immediately upon the commencement of any proceeding under any bankruptcy law by or against the Borrower, and at the Bank's option upon the occurrence of an Event of Default, the Borrower shall pay to the Bank a sum equal to the then outstanding amount of the Letters of Credit, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower. The Borrower grants the Bank a first lien and security interest in all such funds paid to the Bank, including without limitation all instruments evidencing such funds, and all products and proceeds of the foregoing, as security for all now existing and hereafter arising debts, obligations and liabilities of the Borrower to the Bank.

                  l. Exhibit A to the Credit Agreement is deleted.

                  m. Exhibit D to the Credit Agreement is amended to read as set forth in Exhibit D attached hereto.


         2. The Bank releases and terminates its security interest under the Borrower's Security Agreement dated June 20, 1995, as amended, and such amended Security Agreement is terminated.

         3. Except as amended or terminated herein or herewith, all provisions of the Credit Agreement and all other agreements of the parties remain in full force and effect. All references to Marquette Capital Bank are changed to Marquette Capital Bank, N.A. in all other agreements and certificates of the parties. No provision of this Amendment can be amended, modified, waived or terminated, except by a writing executed by the Borrower and the Bank. The Borrower shall pay to the Bank on demand all of the Bank's costs and expenses, including but not limited to reasonable attorneys' fees and legal expenses, in connection with this Amendment, the writings executed herewith, and the transactions described herein and therein. This Amendment shall bind and benefit the parties and their respective successors and assigns; provided, the Borrower shall not assign any of its rights or obligations under this Amendment without the prior written consent of the Bank, and any assignment in violation of this sentence shall be null and void. This Amendment and the Credit Agreement as amended herein shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

         Executed as of the date first above written.

                                            FUNCO, INC.


                                            By    /s/Robert M Hiben
                                               --------------------------------
                                            Title  Chief Financial Officer
                                                  -----------------------------


                                            MARQUETTE CAPITAL BANK, N.A.


                                            By    /s/Margaret Mary Yanez
                                               --------------------------------
                                            Title  Vice President
                                                  -----------------------------



                                    EXHIBIT D

                                   FUNCO, INC.
                         COVENANT COMPLIANCE CERTIFICATE

                  The undersigned chief financial officer of Funco, Inc., pursuant to the Credit Agreement dated June 20, 1995, as amended (the "Agreement"), hereby certifies to Marquette Capital Bank, N.A. as follows:

                  As of the close of business on _____________, 19__, the following amounts and ratios were true and correct:

1.       Section 5.16 Consolidated Tangible Net Worth:

         a.       Actual Consolidated Tangible Net Worth          $____________
         b.       Minimum Consolidated Tangible Net Worth         $____________

2.   Section 5.17 Consolidated Current Ratio:

         a.       Consolidated Current Assets                     $____________
         b.       Consolidated Current Liabilities                $____________
         c.       Actual Ratio of Consolidated Current
                  Assets to Consolidated Current Liabilities      _________to 1
         d.       Minimum Ratio                                   _________to 1

3.   Section 5.18 Consolidated EBITDA
     for 12-Fiscal Month Period Ending __________________, 19___:

         a.       Earnings: Net Income or (Loss)                  $____________
         b.       Interest Expense                                $____________
         c.       Taxes Expense                                   $____________
         d.       Depreciation Expense                            $____________
         e.       Amortization Expense                            $____________
         f.       Actual EBITDA (a + b + c + d + e)               $____________
         g.       Minimum EBITDA                                  $____________

                  As of the date of this Certificate, no event has occurred which constitutes an Event of Default under the Agreement or would constitute an Event of Default under the Agreement with notice or the passage of time or both.


Date of Certificate: ______________________, 19____


                                          _____________________________________
                                          Signature



                      AMENDED AND RESTATED PROMISSORY NOTE

                                                             Date: June 30, 1997

                  For valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the $10,000,000.00 Amended and Restated Promissory Note of Funco, Inc. dated June 30, 1996, payable to the order of Marquette Capital Bank, now known as Marquette Capital Bank, N.A., is amended and restated to read as follows:

$10,000,000.00                                            Minneapolis, Minnesota

                  FOR VALUE RECEIVED, on June 30, 1998, the undersigned, FUNCO, INC., promises to pay to the order of MARQUETTE CAPITAL BANK, N.A. (the "Bank"), at its office in Minneapolis, Minnesota, or at such other place as any present or future holder of this Note may designate from time to time, the principal sum of (i) $10,000,000.00, or (ii) the aggregate unpaid principal amount of all advances of credit made by the Bank to the undersigned pursuant to this Note as shown in the records of any present or future holder of this Note, whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid, computed on the basis of the actual number of days elapsed and a 360-day year, at an annual rate that shall always be equal to the Prime Rate and that shall change when and as the Prime Rate shall change. Interest is due and payable on the last day of each month and at maturity. The term "Prime Rate" means the rate established by the Bank from time to time in its sole discretion as its Prime Rate; the Bank may lend to its customers at rates that are at, above or below the Prime Rate. Notwithstanding the foregoing, after an Event of Default this Note shall bear interest until paid at 2% per annum in excess of the rate otherwise then in effect, which rate shall continue to vary based on further changes in the Prime Rate. The undersigned shall not permit the unpaid principal balance of this Note to exceed $3,000,000.00, except during the period from September 15, 1997 through December 15, 1997.

                  All or any part of the unpaid balance of this Note may be prepaid at any time without penalty. At the option of the then holder of this Note, any payment under this Note may be applied first to the payment of other charges, fees and expenses under this Note and any other agreement or writing in connection with this Note, second to the payment of interest accrued through the date of payment, and third to the payment of principal. Also, at the option of the holder of this Note, if there is any overpayment of interest under this Note, the holder may hold the excess and apply it to future interest accruing under this Note. Amounts may be advanced and readvanced under this Note, provided the principal balance outstanding shall not exceed $10,000,000.00 during the period from September 15, 1997 through December 15, 1997, and shall not exceed $3,000,000.00 at any other time.

                  The occurrence of an Event of Default under the Credit Agreement dated June 20, 1995 by and between the undersigned and the Bank, as it may be amended from time to time, shall constitute an Event of Default under this Note.

                  Upon the commencement of any proceeding under any bankruptcy law by or against any maker of this Note, this Note automatically shall become immediately due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges, fees and expenses under this Note without any declaration, presentment, demand, protest, or other notice of any kind. Upon the occurrence of any other Event of Default and at any time thereafter, the then holder of this Note may, at its option, declare this Note to be immediately due and payable and thereupon this Note shall become immediately due and payable for the entire unpaid principal balance of this Note plus accrued interest and other charges on this Note without any presentment, demand, protest or other notice of any kind.

                  The undersigned (i) waives demand, presentment, protest, notice of protest, notice of dishonor and notice of nonpayment of this Note; and
(ii) agrees that when or at any time after this Note becomes due the then holder of this Note may offset or charge the full amount owing on this Note against any account then maintained by the undersigned with such holder of this Note without notice. Interest on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

                  The extensions of credit under this Note are made under
Section 47.59 of the Minnesota Statutes. No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. This Note shall bind the undersigned and the successors and assigns of the undersigned. This Note shall be governed by and construed in accordance with the internal laws of the State of Minnesota (excluding conflict of law rules).

                  THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE.

                  Executed as of June 30, 1997.

                                            FUNCO, INC.


                                            By   /s/Robert M. Hiben
                                               --------------------------------
                                            Title  Chief Financial Officer
                                                  -----------------------------


Marquette Capital Bank, N.A. agrees to this Amended and Restated Promissory
Note.

                  Executed as of June 30, 1997.


                                            MARQUETTE CAPITAL BANK, N.A.


                                            By   /s/Margaret Mary Yanez
                                               --------------------------------
                                            Title  Vice President
                                                  -----------------------------